Share capital	12 Months Ended
Dec. 31, 2021
Disclosure of classes of share capital [abstract]
Share capital

Note 23 – Share capital

Composition

	December 31
	2 0 2 1	2 0 2 0

Ordinary shares of NIS 0.1 each	50,000,000	50,000,000

Issued and outstanding	13,867,017	13,867,017

(*) On September 15, 2020 the Company announced on completion of private allocation to institutional and classified investors in Israel of 650,000 ordinary shares in exchange of NIS 66 per share and option (not listed for trading) for the purchase of up to 650,000 ordinary shares of the company that can be exercised for a period of 12 months from the day of allocation at an exercise price of NIS 73.The total proceeds from the private allocation amounted to NIS 42.9 million, not including the proceeds from the exercise of the options. The share options expired in September 2021.